UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 19, 2020

EXTRACTION OIL & GAS, INC.
(Exact name of registrant as specified in its charter)

Delaware		001-37907	46-1473923
(State or Other Jurisdiction of Incorporation)		(Commission File Number)	(IRS Employer Identification No.)
370 17th Street
Suite 5300
Denver	Colorado		80202
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code (720) 557-8300

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure

Cleansing Material

As previously announced, on June 14, 2020, Extraction Oil & Gas, Inc. (the “Company”) and certain of its wholly-owned subsidiaries (together with the Company, the “Debtors”) filed voluntary petitions for relief under chapter 11 of title 11 of the United States Bankruptcy Code (“Chapter 11”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”). The Debtors’ Chapter 11 cases are being jointly administered under the caption In re Extraction Oil & Gas, Inc., et al. (the “Chapter 11 Cases”).

On or around April 29, 2020 and subsequently thereafter, the Company entered into confidentiality agreements (collectively, the “NDAs”) with certain creditors. Pursuant to the NDAs, the Company agreed to publicly disclose certain information, including material non-public information disclosed to such creditors (the “Cleansing Material”) upon the occurrence of certain events set forth in the NDAs. A copy of the Cleansing Material is attached to this Current Report as Exhibit 99.1

The information included in this Form 8-K under Item 7.01 and Exhibits 99.1 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities of that Section, unless the registrant specifically states that the information is to be considered “filed” under the Exchange Act or incorporates it by reference into a filing under the Exchange Act or the Securities Act of 1933, as amended (the “Securities Act”).

Forward-Looking Statements

Certain statements contained in this Current Report on Form 8-K constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act, as amended, and Section 21E of the Exchange Act. All statements, other than statements of historical facts, included herein concerning, among other things, the Company’s ability to obtain Bankruptcy Court approval with respect to motions or other requests made to the Bankruptcy Court, the ability of the Company to negotiate, develop, confirm and consummate a plan of reorganization, the effects of the Chapter 11 Cases on the Company’s liquidity or results of operations or business prospects; the effects of the Chapter 11 Cases on the Company’s business and the interests of various constituents, the length of time that the Company will operate under Chapter 11 protection, risks associated with third-party motions in the Chapter 11 Cases, planned capital expenditures, increases in oil and gas production, the number of anticipated wells to be drilled or completed after the date hereof, future cash flows and borrowings, pursuit of potential acquisition opportunities, our financial position, business strategy and other plans and objectives for future operations, are forward-looking statements. These forward-looking statements are identified by their use of terms and phrases such as “may,” “expect,” “estimate,” “project,” “plan,” “believe,” “intend,” “achievable,” “anticipate,” “will,” “continue,” “potential,” “should,” “could,” and similar terms and phrases. Although we believe that the expectations reflected in these forward-looking statements are reasonable, they do involve certain assumptions, risks and uncertainties. These forward-looking statements represent our expectations or beliefs concerning future events, and it is possible that the results described in this press release will not be achieved. These forward-looking statements are subject to risks, uncertainties and other factors, many of which are outside of our control that could cause actual results to differ materially from the results discussed in the forward-looking statements.

Any forward-looking statement speaks only as of the date on which it is made, and, except as required by law, we do not undertake any obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. New factors emerge from time to time, and it is not possible for us to predict all such factors. When considering these forward-looking statements, you should keep in mind the risk factors and other cautionary statements in the “Risk Factors” section of our most recent Form 10-K and Forms 10-Q filed with the Securities and Exchange Commission and in our other public filings and press releases. These and other factors could cause our actual results to differ materially from those contained in any forward-looking statement.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Cleansing Material.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXTRACTION OIL & GAS, INC.

Dated: October 19, 2020
	By:	/s/ Tom L. Brock
Tom L. Brock
Vice President and Chief Accounting Officer

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